UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                        SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 08, 2003

                              Ohana Enterprises, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

            001-07894                                 95-2312900
            ---------                                 ----------
   (Commission File Number)        (IRS Employer Identification Number)



                             2899 Agoura Road, #168
                           Westlake Village, CA 91361
                           --------------------------
                    (Address of principal executive offices)

                                 (818) 991-6020
                                 ---------------
              (Registrant's telephone number, including area code)


                         Erly Industries, Inc.
                       Torchmail Communications, Inc.
                     Previous name of the Registrant
=======================================================================

ITEM 5.  OTHER EVENTS

        On February 25, 2003, Ohana Enterprises, Inc., a Delaware corporation (the "Company"), filed a Quarterly Report on Form 10-QSB for the nine months ended December 31, 2002 (the "Form 10-QSB"). The Form 10-QSB was filed prior to review by the Company's independent auditors due to time and financial constraints. The Company is in the process of engaging the auditors to begin reviewing the Form 10-QSB and the financial information set forth therein, and the Company anticipates filing an amended Form 10-QSB reflecting the reviewed financial statements as soon as possible. Certain financial and other information set forth in the Form 10-QSB may be modified in the amended Form 10-QSB.

        Pursuant to the requirement of Section 13 and 15(d) of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 8, 2003

Ohana Enterprises, Inc.
A Delaware Corporation

By:  /s/ Catherine Thompson
---------------------------------
Catherine Thompson
Chief Financial Officer, Secretary